UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2010
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Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 46600 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On November 3, 2010, Silicon Graphics International Corp. (the “Company”) issued a press release announcing first quarter 2011 financial results. A copy of the press release and a supplemental presentation that will be used in connection with the Company's conference call on November 3, 2010 are attached as Exhibits 99.1 and 99.2, respectively, to this current report and is incorporated herein by reference.
The information in the report, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Arrangements with Named Executive Officers

The first quarter fiscal 2011 cash bonuses, authorized by the Compensation Committee of the Company's Board of Directors for the named executive officers, were determined on November 3, 2010 in the amounts as set forth in the table below.

Name of Officer	Title	Bonus Awarded First Quarter Fiscal 2011
Mark J Barrenechea	Chief Executive Officer	$146,250
Jim Wheat	Chief Financial Officer	$56,875
Maurice Leibenstern	Senior Vice President, General Counsel and Corporate Secretary	$40,300
Tim Pebworth	Vice President and Chief Accounting Officer	$24,375

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 3, 2010, Announcing Silicon Graphics International Corp.'s First Quarter 2011 Financial Results.
99.2	Supplemental Presentation used in connection with Silicon Graphics International Corp.'s conference call on November 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: November 3, 2010	By:	/s/ Maurice Leibenstern
Maurice Leibenstern
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 3, 2010, Announcing Silicon Graphics International Corp.'s First Quarter 2011 Financial Results.
99.2	Supplemental Presentation used in connection with Silicon Graphics International Corp.'s conference call on November 3, 2010.